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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------
                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 SynQuest, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                 Georgia                               14-1683872
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 (State of Incorporation or Organization)   (IRS Employer Identification No.)


           3500 Parkway Lane
               Suite 555
           Norcross, Georgia                              30092
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(Address of Principal Executive Offices)                (Zip Code)

If this form relates to the               If this form relates to the
registration of a class of securities     registration of a class of securities
pursuant to Section 12(b) of the          pursuant to Section 12(g) of the
Exchange Act and is effective pursuant    Exchange Act and is effective pursuant
to General Instruction A.(c), please      to General Instruction A.(d), please
check the following box.   [ ]            check the following box.   [X]



Securities Act registration statement file number to which this
form relates:        333-37518
              ------------------------
                   (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class to                  Name of Each Exchange on Which
   be so Registered                     Each Class is to be Registered
   ----------------                     ------------------------------

None



Securities to be registered pursuant to Section 12(g) of the Act:

                     Common Stock, par value $.01 per share
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                                (Title of Class)


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Item 1. Description of Registrant's Securities to be Registered.

                  Incorporated by reference to the section entitled "Description of Capital Stock" in the Company's Registration Statement on Form S-1 (Commission File No. 333-37518) (the "Registration Statement") initially filed with the Securities and Exchange Commission on May 22, 2000.

Item 2. Exhibits.

         1. Second Amended and Restated Articles of Incorporation of Registrant (incorporated herein by reference to Exhibit 3.1 to the Registration Statement).

         2. Bylaws of Registrant (incorporated herein by reference to Exhibit 3.2 to the Registration Statement).

         3. Form of Certificate for Registrant's Common Stock, $.01 par value per share (incorporated herein by reference to Exhibit
                  4.1 to Registration Statement).


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                                    SIGNATURE

                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                             SYNQUEST, INC.


                                             By: /s/ John Bartels
                                                -----------------------------
                                                John Bartels
                                                Executive Vice President,
                                                Finance & Administration

Dated:  July 7, 2000


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                                        Exhibits

Exhibits.
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         1.       Second Amended and Restated Articles of Incorporation of
                  Registrant (incorporated herein by reference to Exhibit 3.1 to the Registration Statement).

         2. Bylaws of Registrant (incorporated herein by reference to Exhibit 3.2 to the Registration Statement).

         3. Form of Certificate for Registrant's Common Stock, $.01 par value per share (incorporated herein by reference to Exhibit
                  4.1 to Registration Statement).


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